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                                                                    EXHIBIT 99.2

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Entegris, Inc, a Minnesota corporation (the "Company"), on Form 10-Q for the quarter ended March 1, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, John D. Villas, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John D. Villas
-----------------------
John D. Villas
Chief Financial Officer